UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21238

PIMCO Corporate & Income Opportunity Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York			10019
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna - 1633 Broadway, New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	November 30, 2014

Date of reporting period:	May 31, 2014

Item 1. Report to Shareholders

PIMCO Corporate & Income Opportunity Fund

Semi-Annual Report

May 31, 2014

PTY
Listed
NYSE

Allianz Global Investors

Table of Contents

2–3	Letter from Chairman of the Board & President
4	Fund Insights
6–7	Performance & Statistics
8–23	Schedule of Investments
24	Statement of Assets and Liabilities
25	Statement of Operations
26	Statement of Changes in Net Assets
27–44	Notes to Financial Statements
45	Financial Highlights
46	Annual Shareholder Meeting Results/Changes in Investment Policy/Corporate Change/Proxy Voting Policies & Procedures
47–58	Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements

May 31, 2014 | Semi-Annual Report 1

Letter from the Chairman
of the Board & President

Dear Shareholder,

After three years of generally moderate growth, the US economy contracted toward the end of the six-month fiscal reporting period ended May 31, 2014. Despite this, US equities rallied sharply. The US bond market also posted a positive return during the reporting period.

Six Months in Review

For the six months ended May 31, 2014, PIMCO Corporate & Income Opportunity Fund returned 12.36% on net asset value (“NAV”) and 23.16% on market price.

For the six-month fiscal reporting period ended May 31, 2014, US stocks rose 7.62%, as measured by the Standard & Poor’s 500 Index. Two measures of stock performance in developed international and global markets, the MSCI EAFE (Europe, Australasia and Far East) Index and the MSCI World Index, rose 5.33% and 6.52%, respectively, in dollar-denominated terms. Elsewhere, the MSCI Emerging Markets Index rose 1.89%.

With respect to bonds, the Barclays US Credit Index returned 5.35%, whereas the Barclays Global High Yield Index rose 5.86%. The Barclays US Government Bond Index returned 4.42%, while the broader bond market index, as measured by the Barclays US Aggregate Index, gained 3.28%.

After several years of positive growth, severe winter weather in parts of the United States constrained the US economy throughout the reporting period. Gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity, expanded at a 2.6% annual pace during the fourth quarter of 2013, but GDP contracted at an annual pace of 2.9% during the first quarter of 2014.

Hans W. Kertess Chairman Julian Sluyters President & CEO

The Federal Reserve (the “Fed”) maintained an accommodative monetary stance during the reporting period. Announcements and actions related to the reduction of the Fed’s monthly asset-purchase program contributed to bond-yield volatility over the December to May period. The markets have also been scrutinizing Fed statements related to when interest rates would begin to rise. In April, the Fed repeated that it would not raise rates in the near future, saying that it “likely will be appropriate to maintain the current target range for the federal funds rate for a

2 Semi-Annual Report | May 31, 2014

considerable time after the asset purchase program ends, especially if projected inflation continues to run below the Committee’s 2 percent longer-run goal, and provided that longer-term inflation expectations remain well anchored.”

Receive this report electronically and eliminate paper mailings.

To enroll, visit: us.allianzgi.com/edelivery.

Outlook

We remain positive on the US economic recovery and expect the first-quarter GDP decline to be followed by a meaningful bounce during the second quarter.

Federal Reserve officials have tied the outlook for monetary policy to incoming economic data. Based on our forecasts for growth, we believe that Fed asset purchases will end in the fourth quarter of 2014, with lift-off in the fed funds rate possible in mid-2015.

For specific information on the Fund and its performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, us.allianzgi.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Fund’s sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Julian Sluyters
Chairman	President & Chief Executive Officer

May 31, 2014 | Semi-Annual Report 3

Fund Insights

PIMCO Corporate & Income Opportunity Fund

May 31, 2014 (unaudited)

For the six months ended May 31, 2014, PIMCO Corporate & Income Opportunity Fund returned 12.36% on net asset value (“NAV”) and 23.16% on market price.

The US fixed income market experienced periods of volatility during the six-month reporting period ended May 31, 2014. This was triggered by a number of factors, including mixed economic data, Fed asset purchase tapering and numerous geopolitical issues. All told, short-term Treasury yields rose during the reporting period, whereas longer-term Treasury yields decline. Longer-term Treasury yields fell from their peak in late 2013, as investor risk aversion increased due to concerns about moderating global growth and uncertainties regarding the situation in Ukraine. The benchmark 10-year Treasury bond began the fiscal period yielding 2.75% and ended the period at 2.48%.

Compared to the 3.28% return for the overall US fixed income market (as measured by the Barclays US Aggregate Index), high yield and investment grade bonds returned 5.15% and 5.35%, respectively (as measured by the Barclays US High Yield Bond and Barclays US Credit Indices) for the six month reporting period.

On a total return basis, higher rated investment grade corporate bonds generated weaker results than their lower rated counterparts. For instance, AAA-, AA-, A- and BBB-rated issues, as measured by the Barclays US Credit Index, returned 1.72%, 4.18%, 4.88%, and 6.97%, respectively, during the six months ended May 31, 2104. In contrast, within the high yield market, lower rated, higher yielding corporate bonds lagged their higher quality, lowering yielding counterparts, as BB-rated issues returned 5.41%, versus 4.73% for B-rated securities, as measured by the Barclays US High Yield Bond Index.

Sector and duration positioning drive results

Overweighting the Banking and Wirelines sectors contributed to results, as these issues outperformed the credit market as measured by the Fund’s benchmark, the 70% Barclays US credit/30% Merrill Lynch High Yield BB/B Index, during the reporting period. An underweighting to the Banking sector was positive for returns due to its underperformance versus the credit market.

On the downside, the Fund’s duration positioning detracted from results, as having a longer duration bias was negative for performance as interest rates generally declined during the six month reporting period. Elsewhere, underweighting Independent Exploration and Production (“E&P”) Energy companies was negative for results as the sector outperformed the credit market during the reporting period. In addition, overweighting Automotive companies was not beneficial for results as the sector underperformed the credit market.

4 Semi-Annual Report | May 31, 2014

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May 31, 2014 | Semi-Annual Report 5

Performance & Statistics

PIMCO Corporate & Income Opportunity Fund

May 31, 2014 (unaudited)

Total Return(1):	Market Price	NAV
Six Months	23.16%	12.36%
1 Year	25.18%	14.10%
5 Year	29.13%	28.07%
10 Year	15.80%	14.61%
Commencement of Operations (12/27/02) to 5/31/14	15.81%	15.44%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (12/27/02) to 5/31/14	Market Price	$18.91
	NAV	$15.76
NAV	Premium to NAV	19.99%
Market Price	Market Price Yield(2)	8.25%
	Leverage Ratio(3)	22.76%

6 Semi-Annual Report | May 31, 2014

Performance & Statistics

PIMCO Corporate & Income Opportunity Fund

May 31, 2014 (unaudited) (continued)

* Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined for purposes of this presentation by using ratings provided by Moody’s Investors Service, Inc. (“Moody’s”). The Fund uses ratings provided by Moody’ for this purpose, among other reasons, because of the access to background information and other materials provided by Moody’s, as well as the Fund’s consideration of industry practice. When a bond is not rated by Moody’s, it is designated in the chart above as “NR” for not rated. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change periodically, even as frequently as daily. Ratings assigned by Moody’s or another rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Fund, Pacific Investment Management Company LLC, the sub-adviser to the Fund, develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agencies or third-party research.

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of less than one year is not annualized. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.

An investment in the Funds involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly dividend per common share (comprised of net investment income) by the market price per common share at May 31, 2014.

(3) Represents Preferred Shares outstanding (“Leverage”) as a percentage of total managed assets. Total managed assets refer to the assets (including assets attributable to Leverage) minus liabilities (other than liabilities representing Leverage).

May 31, 2014 | Semi-Annual Report 7

Schedule of Investments

PIMCO Corporate & Income Opportunity Fund

May 31, 2014 (unaudited)

Principal Amount (000s)		Value

MORTGAGE-BACKED SECURITIES – 39.1%

	American Home Mortgage Assets Trust, CMO,
$490	0.38%, 9/25/46 (h)	$29,872
6,820	6.25%, 6/25/37	4,680,756
	Banc of America Alternative Loan Trust, CMO,
12,905	5.50%, 7/25/33	13,531,364
451	6.00%, 1/25/36	364,755
7,108	6.00%, 4/25/36	6,435,996
	Banc of America Funding Trust, CMO,
809	5.50%, 1/25/36	844,135
9,162	6.00%, 3/25/37	7,803,709
1,234	6.00%, 7/25/37	954,299
13,066	6.00%, 8/25/37	11,596,873
	BCAP LLC Trust, CMO (a)(c)(h),
1,775	4.66%, 7/26/37	116,228
4,779	5.411%, 3/26/37	1,683,412
8,635	7.396%, 12/26/36	7,831,467
6,424	13.844%, 10/26/36 (b)(f) (acquisition cost-$6,038,276; purchased 3/27/14)	6,215,646
	Bear Stearns ALT-A Trust, CMO (h),
1,210	2.638%, 11/25/36	862,445
2,926	2.796%, 9/25/35	2,427,672
828	2.797%, 11/25/34	717,760
8,732	2.825%, 8/25/46	6,461,360
2,869	2.86%, 8/25/36	2,187,910
3,969	4.961%, 9/25/35	3,246,578
4,936	Bear Stearns Mortgage Funding Trust, 7.00%, 8/25/36, CMO	4,080,512
	Chase Mortgage Finance Trust, CMO,
42	2.521%, 12/25/35 (h)	39,387
3,894	6.00%, 2/25/37	3,477,954
878	6.00%, 3/25/37	791,547
3,330	6.00%, 7/25/37	2,897,149
5,347	Citicorp Mortgage Securities Trust, 6.00%, 6/25/36, CMO	5,587,492
	Citigroup Mortgage Loan Trust, Inc., CMO (h),
8,065	5.399%, 4/25/37	7,200,364
2,671	5.52%, 3/25/37	2,593,024
	CitiMortgage Alternative Loan Trust, CMO,
3,800	5.75%, 4/25/37	3,316,330
15,821	5.75%, 5/25/37	14,048,778
3,775	6.00%, 1/25/37	3,167,104
8,890	6.00%, 6/25/37	7,625,933
	Countrywide Alternative Loan Trust, CMO,
7,619	4.699%, 6/25/47 (h)	6,453,251
44,352	5.10%, 4/25/37, IO (h)	5,885,326
45	5.25%, 5/25/21	44,545
1,234	5.50%, 3/25/35	1,153,896
10,522	5.50%, 9/25/35	9,598,285

8 Semi-Annual Report | May 31, 2014

Schedule of Investments

PIMCO Corporate & Income Opportunity Fund

May 31, 2014 (unaudited) (continued)

Principal Amount (000s)		Value

$368	5.50%, 3/25/36	$302,529
1,477	5.75%, 1/25/35	1,492,318
1,746	5.75%, 2/25/35	1,695,500
1,415	6.00%, 2/25/35	1,489,233
3,497	6.00%, 4/25/36	2,948,027
3,756	6.00%, 5/25/36	3,086,835
4,087	6.00%, 1/25/37	3,656,547
5,618	6.00%, 2/25/37	4,723,913
13,318	6.00%, 4/25/37	11,130,848
5,053	6.00%, 5/25/37	4,057,255
17,264	6.00%, 8/25/37 (h)	14,436,460
3,870	6.00%, 8/25/37	3,068,491
5,071	6.25%, 10/25/36	4,544,758
6,027	6.25%, 12/25/36 (h)	5,058,167
1,618	6.50%, 8/25/36	1,201,985
885	6.50%, 9/25/36	776,233
2,803	6.50%, 12/25/36	2,264,942
4,097	21.083%, 2/25/36 (b)(h)	5,197,715
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
4,092	5.50%, 10/25/35	3,953,721
1,700	5.50%, 7/25/37	1,526,579
965	5.75%, 12/25/35	910,281
6,201	5.75%, 3/25/37	5,636,854
2,464	5.75%, 6/25/37	2,278,332
1,378	6.00%, 4/25/36	1,321,978
355	6.00%, 5/25/36	332,352
2,044	6.00%, 2/25/37	1,922,682
5,343	6.00%, 3/25/37	4,907,453
593	6.00%, 4/25/37	545,449
2,363	6.25%, 9/25/36	2,091,129
	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, CMO,
3,771	5.75%, 4/25/36	3,271,043
3,844	6.00%, 2/25/37	3,426,768
4,614	6.00%, 6/25/37	4,220,634
1,849	6.50%, 10/25/21	1,540,043
4,814	6.75%, 8/25/36	3,831,132
2,732	Deutsche ALT-B Securities Mortgage Loan Trust, 5.945%, 2/25/36, CMO	2,233,678
5,032	First Horizon Alternative Mortgage Securities Trust, 6.00%, 8/25/36, CMO	4,273,891
	GSR Mortgage Loan Trust, CMO,
6,174	2.64%, 3/25/37 (h)	5,370,782
4,449	4.912%, 11/25/35 (h)	4,174,199
1,054	5.013%, 11/25/35 (h)	1,053,692
769	5.50%, 5/25/36	723,813
837	6.00%, 7/25/37	769,399
8,252	IndyMac IMSC Mortgage Loan Trust, 6.50%, 7/25/37, CMO	5,864,596
6,281	IndyMac INDX Mortgage Loan Trust, 4.601%, 8/25/35, CMO (h)	5,328,537

May 31, 2014 | Semi-Annual Report 9

Schedule of Investments

PIMCO Corporate & Income Opportunity Fund

May 31, 2014 (unaudited) (continued)

Principal Amount (000s)		Value

$4,800	JPMorgan Alternative Loan Trust, 6.31%, 8/25/36, CMO	$3,892,234
	JPMorgan Mortgage Trust, CMO,
2,888	2.638%, 1/25/37 (h)	2,542,734
5,493	2.66%, 2/25/36 (h)	4,886,424
5,005	5.00%, 3/25/37	4,626,770
138	5.051%, 10/25/35 (h)	138,916
2,348	5.126%, 6/25/36 (h)	2,138,710
317	5.75%, 1/25/36	295,921
969	6.00%, 8/25/37	867,088
	Lehman Mortgage Trust, CMO,
3,039	6.00%, 7/25/36	2,466,496
764	6.00%, 7/25/37	698,249
793	28.60%, 11/25/35 (b)(h)	1,139,101
6,085	MASTR Alternative Loans Trust, 6.75%, 7/25/36, CMO	4,421,283
5,945	Merrill Lynch Mortgage Investors Trust, 2.782%, 3/25/36, CMO (h)	4,178,331
285,702	Morgan Stanley Bank of America Merrill Lynch Trust, 1.033%, 10/15/46, IO (h)	15,940,299
8,998	Morgan Stanley Mortgage Loan Trust, 5.271%, 5/25/36, CMO (h)	7,270,125
19,302	New Century Alternative Mortgage Loan Trust, 6.31%, 7/25/36, CMO	13,928,690
	RBSSP Resecuritization Trust, CMO (a)(c)(h),
3,609	0.372%, 10/27/36	286,791
8,000	0.392%, 8/27/37	634,140
	Residential Accredit Loans, Inc., CMO,
344	0.33%, 6/25/46 (h)	160,882
1,059	0.38%, 5/25/37 (h)	263,373
4,042	6.00%, 6/25/36	3,303,679
7,604	6.00%, 8/25/36	6,216,979
5,963	6.00%, 9/25/36	4,388,568
3,269	6.00%, 12/25/36	2,598,701
5,623	6.00%, 3/25/37	4,596,250
4,828	6.00%, 5/25/37	3,929,153
	Residential Asset Securitization Trust, CMO,
817	5.75%, 2/25/36	696,292
2,236	6.00%, 2/25/36	1,789,888
1,578	6.00%, 9/25/36	1,064,406
3,485	6.00%, 2/25/37	2,798,705
4,849	6.00%, 3/25/37	3,808,874
6,467	6.00%, 5/25/37	5,826,557
7,216	6.25%, 9/25/37	5,019,500
	Residential Funding Mortgage Securities I, CMO,
6,117	3.378%, 2/25/37 (h)	4,935,602
5,963	6.00%, 1/25/37	5,546,194
3,825	6.25%, 8/25/36	3,502,172
	Structured Adjustable Rate Mortgage Loan Trust, CMO (h),
9,804	2.461%, 11/25/36	7,987,475
2,451	4.964%, 3/25/37	1,857,640
13,328	5.09%, 1/25/36	10,387,027

10 Semi-Annual Report | May 31, 2014

Schedule of Investments

PIMCO Corporate & Income Opportunity Fund

May 31, 2014 (unaudited) (continued)

Principal Amount (000s)		Value

$6,212	5.214%, 7/25/35	$5,511,165
8,864	5.321%, 5/25/36	7,441,101
3,005	5.349%, 7/25/36	2,827,691
314	Structured Asset Mortgage Investments, Inc., 0.27%, 8/25/36, CMO (h)	251,132
	Suntrust Adjustable Rate Mortgage Loan Trust, CMO (h),
1,455	2.688%, 2/25/37	1,273,922
1,828	2.706%, 4/25/37	1,571,831
13,113	6.005%, 2/25/37	11,421,328
2,253	Thornburg Mortgage Securities Trust, 5.75%, 6/25/47, CMO (h)	2,011,306
	WaMu Mortgage Pass-Through Certificates, CMO (h),
932	2.055%, 12/25/36	819,954
4,275	2.134%, 6/25/37	3,686,753
1,626	2.251%, 7/25/37	1,389,617
1,088	2.349%, 9/25/36	984,649
2,686	4.659%, 2/25/37	2,521,306
4,411	4.706%, 7/25/37	4,125,524
3,588	6.087%, 10/25/36	3,042,088
	Washington Mutual Mortgage Pass-Through Certificates, CMO,
1,448	0.964%, 5/25/47 (h)	144,646
3,327	6.00%, 10/25/35	2,549,920
5,051	6.00%, 3/25/36	4,482,534
	Wells Fargo Alternative Loan Trust, CMO,
3,009	6.00%, 7/25/37	2,891,994
15,484	6.25%, 11/25/37	14,759,648
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
819	2.615%, 4/25/36 (h)	793,862
6,479	2.615%, 8/25/36 (h)	6,221,240
1,863	2.624%, 4/25/36 (h)	1,832,565
8,251	5.50%, 1/25/36	8,032,952
1,846	6.00%, 7/25/37	1,798,989
14,115	6.00%, 8/25/37	14,106,738
22,378	WF-RBS Commercial Mortgage Trust, 2.011%, 11/15/44, CMO, IO (a)(c)(h)	2,215,099
Total Mortgage-Backed Securities (cost-$523,918,297)		558,333,660
MUNICIPAL BONDS – 19.9%
	California – 9.5%
200	California State Public Works Board Rev., 7.804%, 3/1/35, Ser. B-2	271,076
22,900	Infrastructure & Economic Dev. Bank Rev., 6.486%, 5/15/49	28,957,737
700	Los Angeles Cnty. Metropolitan Transportation Auth. Rev., 5.735%, 6/1/39	842,450
6,480	Los Angeles Community Redev. Agcy., Tax Allocation, 6.02%, 9/1/21, Ser. L (NPFGC)	6,814,174
3,425	Riverside Cnty. Economic Dev. Agcy., Tax Allocation, 7.50%, 10/1/30, Ser. A-T	3,682,389
21,545	San Diego Redev. Agcy., Tax Allocation, 7.75%, 9/1/40, Ser. A	23,070,601
30,700	State, GO, 7.95%, 3/1/36	37,575,879
3,900	State Univ. Rev., 6.484%, 11/1/41	4,942,899
28,500	Stockton Public Financing Auth. Rev., 7.942%, 10/1/38, Ser. B	29,489,520
500	Univ. of California Rev., 6.296%, 5/15/50	600,760
		136,247,485

May 31, 2014 | Semi-Annual Report 11

Schedule of Investments

PIMCO Corporate & Income Opportunity Fund

May 31, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	Florida – 0.1%
$2,080	Palm Beach Cnty. Rev., Convention Center Hotel, 5.00%, 11/1/33	$2,144,480
	Illinois – 2.0%
23,700	Chicago, GO, 7.517%, 1/1/40, Ser. B	28,445,688
	Massachusetts – 0.0%
200	Univ. of Massachusetts Building Auth. Rev., 6.573%, 5/1/39	221,858
	New Jersey – 0.1%
400	Economic Dev. Auth. Rev., 6.425%, 12/15/35, Ser. CC-1	443,808
900	Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/41, Ser. 1-A	707,400
		1,151,208
	New York – 5.2%
6,300	Metropolitan Transportation Auth. Rev., 7.134%, 11/15/30, Ser. E	7,400,421
36,900	New York City Transitional Finance Auth. Rev., 5.932%, 11/1/36	41,125,050
25,000	Port Auth. of New York & New Jersey Rev., 4.458%, 10/1/62, Ser. 174	25,143,250
350	State Urban Dev. Corp. Rev., 5.77%, 3/15/39	422,208
		74,090,929
	Ohio – 2.2%
19,500	American Municipal Power, Inc. Rev., Comb Hydroelectric Projects, 8.084%, 2/15/50, Ser. B	29,423,940
1,240	Bowling Green State Univ. Rev., 6.73%, 6/1/39	1,386,890
		30,810,830
	Pennsylvania – 0.3%
250	Economic Dev. Financing Auth. Rev., 6.532%, 6/15/39, Ser. B	286,528
3,400	Philadelphia Auth. for Industrial Dev. Rev., 6.35%, 4/15/28, Ser. A (AGM)	3,809,496
		4,096,024
	Texas – 0.5%
550	City Public Service Board of San Antonio Rev., 6.308%, 2/1/37	619,900
6,075	State Public Finance Auth. Charter School Finance Corp. Rev., 8.125%, 2/15/27, Ser. O	6,809,589
		7,429,489
Total Municipal Bonds (cost-$258,626,823)		284,637,991
CORPORATE BONDS & NOTES – 19.2%
	Airlines – 0.8%
	Continental Airlines Pass-Through Trust,
2,369	6.703%, 12/15/22	2,611,392
698	7.373%, 6/15/17	752,151
	United Air Lines Pass-Through Trust,
2,348	7.336%, 1/2/21 (a)(c)	2,571,359
5,155	10.40%, 5/1/18	5,902,452
		11,837,354
	Auto Manufacturers – 4.1%
48,331	Ford Motor Co., 7.70%, 5/15/97	58,010,829
	Banking – 6.3%
£15,800	Barclays Bank PLC, 14.00%, 6/15/19 (d)	36,349,206

12 Semi-Annual Report | May 31, 2014

Schedule of Investments

PIMCO Corporate & Income Opportunity Fund

May 31, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	LBG Capital No. 2 PLC,
$400	9.125%, 7/15/20	$ 704,660
400	12.75%, 8/10/20	747,138
2,000	15.00%, 12/21/19	4,871,033
€7,800	15.00%, 12/21/19	16,416,688
$5,000	Lloyds Bank PLC, 12.00%, 12/16/24 (a)(b)(c)(d)(f) (acquisition cost-$6,700,000; purchased 9/18/13)	7,221,435
25,000	Wachovia Capital Trust III, 5.57%, 6/30/14 (d)	24,500,000
		90,810,160
	Commercial Services – 0.7%
10,000	Baylor College of Medicine, 5.259%, 11/15/46	10,520,908
	Diversified Financial Services – 4.7%
13,400	Army Hawaii Family Housing Trust Certificates, 5.524%, 6/15/50 (NPFGC) (a)(b)(c)(f) (acquisition cost-$13,266,000; purchased 11/18/13)	14,237,634
12,825	Fort Gordon Housing LLC, 6.124%, 5/15/51 (AMBAC) (a)(b)(c)(f) (acquisition cost-$12,953,250; purchased 11/12/13)	14,139,562
10,000	Glen Meadow Pass-Through Trust, 6.505%, 2/12/67 (converts to FRN on 2/15/17) (a)(b)(c)(f) (acquisition cost-$7,700,000; purchased 2/18/10)	10,050,000
9,606	GSPA Monetization Trust, 6.422%, 10/9/29 (a)(b)(c)(f) (acquisition cost-$9,491,427; purchased 9/23/13)	9,887,183
5,000	SLM Corp., 8.45%, 6/15/18	5,896,875
10,600	Western Group Housing L.P., 6.75%, 3/15/57 (a)(b)(c)(f) (acquisition cost-$11,596,188; purchased 11/22/13)	12,489,238
		66,700,492
	Electric Utilities – 0.4%
4,703	Bruce Mansfield Unit, 6.85%, 6/1/34	5,216,701
	Home Builders – 0.1%
1,800	Hampton Roads PPV LLC, 6.171%, 6/15/53 (a)(b)(c)(f) (acquisition cost-$1,710,198; purchased 9/25/12)	1,819,476
	Telecommunications – 2.1%
11,700	CenturyLink, Inc., 7.60%, 9/15/39	11,817,000
15,730	Mountain States Telephone & Telegraph Co., 7.375%, 5/1/30	17,823,243
		29,640,243
Total Corporate Bonds & Notes (cost-$244,502,010)		274,556,163

Shares
PREFERRED STOCK – 6.2%
	Banks – 0.7%
10,000	CoBank ACB, 6.25%, 10/1/22, Ser. F (a)(b)(c)(d)(f)(g) (acquisition cost-$990,000; purchased 11/27/13)	1,037,188
323,868	GMAC Capital Trust I, 8.125%, 2/15/16, Ser. 2 (g)	8,783,300
		9,820,488

May 31, 2014 | Semi-Annual Report 13

Schedule of Investments

PIMCO Corporate & Income Opportunity Fund

May 31, 2014 (unaudited) (continued)

Shares		Value
	Diversified Financial Services – 3.6%
570,000	Citigroup Capital XIII, 7.875%, 10/30/15 (g)	$15,618,000
	Farm Credit Bank,
180,000	6.75%, 9/15/23 (a)(b)(c)(d)(f)(g) (acquisition cost-$18,000,000; purchased 7/16/13)	18,860,634
13,900	10.00%, 12/15/20, Ser. 1 (d)	16,953,656
		51,432,290
	Telecommunications – 1.9%
1,050,000	Qwest Corp., 7.375%, 6/1/16	27,594,000
Total Preferred Stock (cost-$84,310,564)		88,846,778

Principal Amount (000s)
U.S. GOVERNMENT AGENCY SECURITIES – 5.7%
	Fannie Mae, CMO, IO,
$37,711	2.50%, 10/25/22	2,731,272
44,755	3.00%, 6/25/28-1/25/42	5,611,333
7,269	3.50%, 2/25/33-1/25/43	1,273,716
8,019	4.00%, 12/25/42	1,538,706
2,868	5.95%, 7/25/40 (h)	582,748
14,498	6.10%, 8/25/41 (h)	2,809,636
6,184	6.45%, 4/25/41 (h)	1,183,131
27,438	6.48%, 10/25/39 (h)	4,934,751
6,992	6.50%, 3/25/42 (h)	1,423,021
	Freddie Mac,
414,363	0.283%, 11/25/17, IO (h)	3,644,324
413,963	0.317%, 7/25/23, IO (h)	10,349,902
14,319	2.079%, 5/25/18, IO (h)	1,031,897
24,446	3.50%, 9/15/32-12/15/32, CMO, IO	3,602,501
8,749	5.849%, 8/15/42, CMO, IO (h)	1,802,656
8,538	6.049%, 5/15/39, CMO, IO (h)	1,698,854
5,272	6.949%, 2/15/34, CMO, IO (h)	820,125
12,196	11.329%, 9/15/43, CMO (b)(h)	12,465,247
	Ginnie Mae, CMO,
628	3.00%, 12/20/42, IO	157,399
8,969	3.50%, 9/16/41-3/20/43, IO	1,393,617
3,650	4.00%, 5/16/42, IO	592,183
19,304	5.849%, 2/16/40, IO (h)	3,309,431
4,520	6.601%, 1/20/42, IO (h)	900,701
14,700	8.601%, 8/20/39 (b)(h)	16,838,612
Total U.S. Government Agency Securities (cost-$79,936,442)		80,695,763
ASSET-BACKED SECURITIES – 4.4%
129	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, 1.50%, 3/25/33 (h)	113,028
7,510	Countrywide Asset-Backed Certificates, 5.689%, 10/25/46 (h)	6,489,902

14 Semi-Annual Report | May 31, 2014

Schedule of Investments

PIMCO Corporate & Income Opportunity Fund

May 31, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
$348	Credit-Based Asset Servicing and Securitization LLC, 4.311%, 12/25/35	$334,556
	Greenpoint Manufactured Housing (h),
3,728	8.14%, 3/20/30	3,833,783
8,300	8.30%, 10/15/26	9,002,674
5,738	8.45%, 6/20/31	5,595,793
3,762	GSAA Home Equity Trust, 6.295%, 6/25/36	2,176,191
2,105	GSAA Trust, 5.80%, 3/25/37	1,215,308
4,289	IndyMac Residential Asset-Backed Trust, 0.31%, 7/25/37 (h)	2,678,823
	JPMorgan Mortgage Acquisition Trust,
10,400	5.37%, 11/25/36	10,268,221
180	5.83%, 7/25/36	111,953
6,969	Lehman XS Trust, 5.759%, 6/24/46	5,528,090
1,747	Mid-State Trust IV, 8.33%, 4/1/30	1,794,828
2,942	Mid-State Trust VII, 6.34%, 10/15/36	3,112,994
2,092	Morgan Stanley Mortgage Loan Trust, 6.25%, 7/25/47 (h)	1,583,720
	Renaissance Home Equity Loan Trust,
12,105	5.612%, 4/25/37	6,542,290
3,928	7.238%, 9/25/37	2,633,584
Total Asset-Backed Securities (cost-$60,361,793)		63,015,738
SHORT-TERM INVESTMENTS – 5.5%
	Repurchase Agreements – 5.2%
25,000	BNP Paribas Securities Corp., dated 5/30/14, 0.10%, due 6/2/14, proceeds $25,000,208; collateralized by U.S. Treasury Inflation Indexed Notes, 0.125%, due 4/15/18, valued at $25,491,211 including accrued interest	25,000,000
600	Goldman Sachs Group, Inc. (The), dated 5/30/14, 0.06%, due 6/2/14, proceeds $600,003; collateralized by Freddie Mac, 3.50%, due 9/1/42, valued at $619,876 including accrued interest	600,000
4,000	JPMorgan Securities, Inc., dated 5/30/14, 0.10%, due 6/2/14, proceeds $4,000,033; collateralized by Fannie Mae, 6.25%, due 5/15/29, valued at $4,097,296 including accrued interest	4,000,000
11,000	Morgan Stanley & Co., Inc., dated 5/30/14, 0.10%, due 6/2/14, proceeds $11,000,092; collateralized by U.S. Treasury Bonds, 3.125%, due 2/15/42, valued at $11,244,314 including accrued interest	11,000,000
6,115	State Street Bank and Trust Co., dated 5/30/14, 0.00%, due 6/2/14, proceeds $6,115,000; collateralized by Fannie Mae, 2.26%, due 10/17/22, valued at $6,241,686 including accrued interest	6,115,000
27,300	TD Securities (USA) LLC, dated 5/30/14, 0.10%, due 6/2/14, proceeds $27,300,228; collateralized by U.S. Treasury Notes, 3.75%, due 11/15/18, valued at $27,915,572 including accrued interest	27,300,000
Total Repurchase Agreements (cost-$74,015,000)		74,015,000

May 31, 2014 | Semi-Annual Report 15

Schedule of Investments

PIMCO Corporate & Income Opportunity Fund

May 31, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	U.S. Treasury Obligations (e)(i) – 0.3%
$3,955	U.S. Treasury Bills, 0.031%-0.043%, 10/2/14-11/6/14 (cost-$3,954,324)	$3,954,389
Total Short-Term Investments (cost-$77,969,324)		77,969,389
Total Investments (cost-$1,329,625,253) – 100.0%		$1,428,055,482

Notes to Schedule of Investments:

(a)         Private Placement – Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $111,296,492, representing 7.8% of total investments.

(b)         Illiquid.

(c)          144A – Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)         Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(e)          All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(f)           Restricted. The aggregate acquisition cost of such securities is $88,445,339. The aggregate value is $95,957,996, representing 6.7% of total investments.

(g)          Dividend rate is fixed until the first call date and variable thereafter.

(h)         Variable or Floating Rate Security – Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on May 31, 2014.

(i)             Rates reflect the effective yields at purchase date.

(j)            Credit default swap agreements outstanding at May 31, 2014:

OTC sell protection swap agreements:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (1)	Credit Spread	Termination Date	Payments Received	Value (2)	Upfront Premiums Paid (Received)	Unrealized Appreciation
Barclays Bank:
Russian Federation Government International Bond	$12,500	1.92%	6/20/19	1.00%	$(516,192)	$(761,970)	$245,778
Citigroup:
China Government International Bond	45,000	0.73%	6/20/19	1.00%	679,983	338,405	341,578
Russian Federation Government International Bond	25,000	1.92%	6/20/19	1.00%	(1,032,382)	(1,496,092)	463,710
HSBC Bank:
Russian Federation Government International Bond	12,500	1.92%	6/20/19	1.00%	(516,191)	(756,403)	240,212
JPMorgan Chase:
Russian Federation Government International Bond	50,000	1.92%	6/20/19	1.00%	(2,064,764)	(3,421,448)	1,356,684
					$(3,449,546)	$(6,097,508)	$ 2,647,962

16 Semi-Annual Report | May 31, 2014

Schedule of Investments

PIMCO Corporate & Income Opportunity Fund

May 31, 2014 (unaudited) (continued)

Centrally cleared buy protection swap agreements:

Broker (Exchange)	Notional Amount (000s) (1)	Credit Spread	Termination Date	Payments Made	Value (2)	Unrealized Depreciation
Citigroup (ICE):
Dow Jones CDX.HY-21 5-Year Index	$14,538	1.09%	12/20/18	(5.00)%	$(1,430,594)	$(168,985)

Centrally cleared sell protection swap agreements:

Broker (Exchange)/ Referenced Debt Issuer	Notional Amount (000s) (1)	Credit Spread	Termination Date	Payments Received	Value (2)	Unrealized Appreciation
Credit Suisse First Boston (ICE):
Dow Jones CDX.HY-22 5-Year Index	$94,446	1.08%	6/20/19	5.00%	$8,827,941	$1,800,643
Dow Jones CDX.IG-22 5-Year Index	118,000	1.02%	6/20/19	1.00%	2,413,048	557,298
Goldman Sachs (ICE):
Dow Jones CDX.HY-21 5-Year Index	36,615	1.09%	12/20/18	5.00%	3,603,032	1,909,581
					$14,844,021	$4,267,522

(1)         This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2)         The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at May 31, 2014 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(k)         Interest rate swap agreements outstanding at May 31, 2014:

OTC swap agreements:

			Rate Type
Swap Counterparty	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Upfront Premiums Paid	Unrealized Appreciation
Bank of America	$967,400	7/15/19	3-Month USD-LIBOR	2.10%	$4,181,590	$571,539	$3,610,051
Morgan Stanley	1,000,000	6/13/19	3-Month USD-LIBOR	2.10%	4,747,189	1,957,031	2,790,158
Nomura Global Financial Products	967,200	7/15/19	3-Month USD-LIBOR	2.10%	4,180,725	845,543	3,335,182
					$13,109,504	$3,374,113	$9,735,391

May 31, 2014 | Semi-Annual Report 17

Schedule of Investments

PIMCO Corporate & Income Opportunity Fund

May 31, 2014 (unaudited) (continued)

Centrally cleared swap agreements:

			Rate Type
Broker (Exchange)	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley (CME)	$385,000	6/18/43	3.75%	3-Month USD-LIBOR	$(34,385,320)	$(35,983,666)
Morgan Stanley (CME)	385,000	6/19/44	3-Month USD-LIBOR	3.50%	21,780,922	34,340,630
					$(12,604,398)	$(1,643,036)

(l)    Forward foreign currency contracts outstanding at May 31, 2014:

	Counterparty	U.S.$Value on Origination Date	U.S.$Value May 31, 2014	Unrealized Appreciation (Depreciation)
Purchased:
2,479,110 Brazilian Real settling 6/3/14	UBS	$1,110,215	$1,106,597	$(3,618)
27,586,000 British Pound settling 6/3/14	BNP Paribas	46,460,341	46,239,616	(220,725)
12,422,000 Euro settling 6/3/14	Goldman Sachs	17,013,171	16,933,049	(80,122)

Sold:
2,479,110 Brazilian Real settling 6/3/14	UBS	1,105,561	1,106,597	(1,036)
2,479,110 Brazilian Real settling 7/2/14	UBS	1,101,239	1,097,528	3,711
1,752,000 British Pound settling 6/3/14	Barclays Bank	2,949,641	2,936,700	12,941
27,586,000 British Pound settling 7/2/14	BNP Paribas	46,450,300	46,229,483	220,817
25,834,000 British Pound settling 6/3/14	JPMorgan Chase	43,351,803	43,302,916	48,887
11,506,000 Euro settling 6/3/14	Bank of America	15,918,551	15,684,404	234,147
118,000 Euro settling 6/3/14	Citigroup	161,152	160,852	300
798,000 Euro settling 6/3/14	Goldman Sachs	1,098,546	1,087,794	10,752
12,422,000 Euro settling 7/2/14	Goldman Sachs	17,012,624	16,932,088	80,536
				$306,590

(m)     At May 31, 2014, the Fund held $27,225,000 in cash as collateral and pledged cash collateral of $8,096,000 for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(n)         The weighted average daily balance of reverse repurchase agreements during the six months ended May 31, 2014 was $14,029,286 at a weighted average interest rate of 0.30%. There were no open reverse repurchase agreements at May 31, 2014.

18 Semi-Annual Report | May 31, 2014

Schedule of Investments

PIMCO Corporate & Income Opportunity Fund

May 31, 2014 (unaudited) (continued)

(o)   Fair Value Measurements-See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 5/31/14
Investments in Securities – Assets
Mortgage-Backed Securities	$–	$558,333,660	$–	$558,333,660
Municipal Bonds	–	284,637,991	–	284,637,991
Corporate Bonds & Notes:
Airlines	–	–	11,837,354	11,837,354
Diversified Financial Services	–	56,813,309	9,887,183	66,700,492
All Other	–	196,018,317	–	196,018,317
Preferred Stock:
Banks	8,783,300	1,037,188	–	9,820,488
Diversified Financial Services	15,618,000	35,814,290	–	51,432,290
All Other	27,594,000	–	–	27,594,000
U.S. Government Agency Securities	–	80,695,763	–	80,695,763
Asset-Backed Securities	–	63,015,738	–	63,015,738
Short-Term Investments	–	77,969,389	–	77,969,389
	51,995,300	1,354,335,645	21,724,537	1,428,055,482
Other Financial Instruments* – Assets
Credit Contracts	–	6,915,484	–	6,915,484
Foreign Exchange Contracts	–	612,091	–	612,091
Interest Rate Contracts	–	44,076,021	–	44,076,021
	–	51,603,596	–	51,603,596
Other Financial Instruments* – Liabilities
Credit Contracts	–	(168,985)	–	(168,985)
Foreign Exchange Contracts	–	(305,501)	–	(305,501)
Interest Rate Contracts	–	(35,983,666)	–	(35,983,666)
	–	(36,458,152)	–	(36,458,152)
Totals	$51,995,300	$1,369,481,089	$21,724,537	$1,443,200,926

At May 31, 2014, there were no transfers between Levels 1 and 2.

May 31, 2014 | Semi-Annual Report 19

Schedule of Investments

PIMCO Corporate & Income Opportunity Fund

May 31, 2014 (unaudited) (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended May 31, 2014, was as follows:

	Beginning Balance 11/30/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 5/31/14
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	$12,695,458	$–	$(974,760)	$(25,591)	$(59,371)	$201,618	$–	$–	$11,837,354
Diversified Financial Services	9,620,063	–	(91,909)	2,099	1,077	355,853	–	–	9,887,183
Electric Utilities	73,477	–	(1,634,848)†	82,171	–	1,479,200	–	–	–
Totals	$22,388,998	$–	$(2,701,517)	$58,679	$(58,294)	$2,036,671	$–	$–	$21,724,537

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at May 31, 2014.

	Ending Balance at 5/31/14	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Corporate Bonds & Notes	$21,724,537	Third-Party Pricing	Single Broker Quote	$102.93 – $109.50

†      Reduction of cost due to corporate action.

*      Other financial instruments are derivatives, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

The net change in unrealized appreciation/depreciation of Level 3 investments held at May 31, 2014, was $568,869. Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

(p)  The following is a summary of the derivative instruments categorized by risk exposure:

The effect of derivatives on the Statement of Assets and Liabilities at May 31, 2014:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of OTC swaps	$9,735,391	$2,647,962	$–	$12,383,353
Receivable for variation margin on centrally cleared swaps*	56,811	124,327	–	181,138
Unrealized appreciation of forward foreign currency contracts	–	–	612,091	612,091
Total asset derivatives	$9,792,202	$2,772,289	$612,091	$13,176,582

20 Semi-Annual Report | May 31, 2014

Schedule of Investments

PIMCO Corporate & Income Opportunity Fund

May 31, 2014 (unaudited) (continued)

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Liability derivatives:
Payable for variation margin on centrally cleared swaps*	$–	$(481,431)	$–	$(481,431)
Unrealized depreciation of forward foreign currency contracts	–	–	(305,501)	(305,501)
Total liability derivatives	$–	$(481,431)	$(305,501)	$(786,932)

*                 Included in net unrealized appreciation of $2,455,501 on centrally cleared swaps as reported in note (j) and (k) of the Notes to Schedule of Investments.

The effect of derivatives on the Statement of Operations for the six months ended May 31, 2014:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Swaps	$18,386,414	$6,359,755	$–	$24,746,169
Foreign currency transactions (forward foreign currency contracts)	–	–	(2,508,868)	(2,508,868)
Total net realized gain (loss)	$18,386,414	$6,359,755	$(2,508,868)	$22,237,301
Net change in unrealized appreciation/depreciation of:
Swaps	$(5,429,643)	$1,328,633	$–	$(4,101,010)
Foreign currency transactions (forward foreign currency contracts)	–	–	1,364,603	1,364,603
Total net change in unrealized appreciation/depreciation	$(5,429,643)	$1,328,633	$1,364,603	$(2,736,407)

The average volume (measured at each fiscal quarter-end) of derivative activity during the six months ended May 31, 2014:

Forward Foreign Currency Contracts (1)		Credit Default Swap Agreements (2)		Interest Rate Swap Agreements (2)
Purchased	Sold	Buy	Sell
$ 90,050,727	$148,843,280	$4,846	$293,354	$4,274,067

(1)   U.S. $ Value on origination date

(2)   Notional Amount (in thousands)

(q)         The following tables present by counterparty, the Fund’s derivative assets and liabilities net of related collateral held by the Fund at May 31, 2014 which has not been offset in the Statement of Assets and Liabilities, but would be available for offset to the extent of a default by the counterparty to the transaction.

May 31, 2014 | Semi-Annual Report 21

Schedule of Investments

PIMCO Corporate & Income Opportunity Fund

May 31, 2014 (unaudited) (continued)

Financial Assets and Derivative Assets, and Collateral Received at May 31, 2014:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Paid (Received)		Net Amount
Foreign Currency Exchange Contracts
Bank of America	$234,147	$(234,147)	$–		$–
Barclays Bank	12,941	(12,941)	–		–
BNP Paribas	220,817	(220,725)	–		92
Citigroup	300	(300)	–		–
Goldman Sachs	91,288	(80,122)	–		11,166
JP Morgan Chase	48,887	(48,887)	–		–
UBS	3,711	(3,711)	–		–
Swaps
Bank of America	$3,610,051	$234,147	$(3,748,461	)#	$95,737
Barclays Bank	245,778	712,817	(761,970	)##	196,625
Citigroup	805,288	570,199	(1,157,687	)#,##	217,800
HSBC Bank	240,212	699,876	(756,403	)##	183,685
JP Morgan Chase	1,356,684	1,944,576	(3,301,260	)†,##	–
Morgan Stanley	2,790,158	–	(2,790,158	)†,#	–
Nomura Global Financial Products	3,335,182	–	(3,335,182	)†,#	–
Totals	$12,995,444	$3,560,782	$(15,851,121)		$705,105

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Financial Assets Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset		Net Amount
Repurchase Agreements
BNP Paribas	$25,000,000	$(25,000,000	)†	$–
Goldman Sachs	600,000	(600,000	)†	–
JP Morgan Chase	4,000,000	(4,000,000	)†	–
Morgan Stanley	11,000,000	(11,000,000	)†	–
State Street Bank & Trust Co.	6,115,000	(6,115,000	)†	–
TD Securities (USA) LLC	27,300,000	(27,300,000	)†	–
Totals	$74,015,000	$(74,015,000)		$–

22 Semi-Annual Report | May 31, 2014

Schedule of Investments

PIMCO Corporate & Income Opportunity Fund

May 31, 2014 (unaudited) (continued)

Financial Liabilities and Derivative Liabilities, and Collateral Pledged at May 31, 2014:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
BNP Paribas	$220,725	$(220,725)	$–	$–
Goldman Sachs	80,122	(80,122)	–	–
UBS	4,654	(3,711)	–	943
Totals	$305,501	$(304,558)	$–	$943

†	The actual collateral received is greater than the amount shown here due to over collateralization.
#	The amount includes upfront premiums paid.
##	The amount includes upfront premiums received.

Glossary:

AGM	-	insured by Assured Guaranty Municipal Corp.
AMBAC	-	insured by American Municipal Bond Assurance Corp.
	£-	British Pound
CDX.HY	-	Credit Derivatives Index High Yield
CDX.IG	-	Credit Derivatives Index Investment Grade
CME	-	Chicago Mercantile Exchange
CMO	-	Collateralized Mortgage Obligation
	€-	Euro
FRN	-	Floating Rate Note
GO	-	General Obligation Bond
ICE	-	Intercontinental Exchange
IO	-	Interest Only
LIBOR	-	London Inter-Bank Offered Rate
NPFGC	-	insured by National Public Finance Guarantee Corp.
OTC	-	Over-the-Counter

See accompanying Notes to Financial Statements | May 31, 2014 | Semi-Annual Report 23

Statement of Assets and Liabilities

PIMCO Corporate & Income Opportunity Fund

May 31, 2014 (unaudited)

Assets:
Investments, at value (cost-$1,329,625,253)	$1,428,055,482
Foreign currency, at value (cost-$491,252)	489,683
Interest and dividends receivable	16,380,880
Unrealized appreciation of OTC swaps	12,383,353
Deposits with brokers for derivatives collateral	8,152,895
Swap premiums paid	3,712,518
Receivable from broker	2,552,016
Unrealized appreciation of forward foreign currency contracts	612,091
Receivable for terminated swaps	463,932
Receivable for variation margin on centrally cleared swaps	181,138
Prepaid expenses	82,946
Total Assets	1,473,066,934

Liabilities:
Payable to custodian for cash overdraft	398,713
Payable to brokers for cash collateral received	27,225,000
Dividends payable to common and preferred shareholders	9,106,421
Swap premiums received	6,435,913
Investment management fees payable	721,881
Payable for variation margin on centrally cleared swaps	481,431
Unrealized depreciation of forward foreign currency contracts	305,501
Interest payable for cash collateral received	234
Accrued expenses	253,309
Total Liabilities	44,928,403
Preferred Shares ($0.00001 par value and $25,000 liquidation preference per share applicable to an aggregate of 13,000)	325,000,000
Net Assets Applicable to Common Shareholders	$1,103,138,531

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share, applicable to 70,013,895 shares issued and outstanding)	$700
Paid-in-capital in excess of par	1,002,958,181
Dividends in excess of net investment income	(25,650,127)
Accumulated net realized gain	12,199,485
Net unrealized appreciation	113,630,292
Net Assets Applicable to Common Shareholders	$1,103,138,531
Net Asset Value Per Common Share	$15.76

24 Semi-Annual Report | May 31, 2014 | See accompanying Notes to Financial Statements

Statement of Operations

PIMCO Corporate & Income Opportunity Fund

Six Months ended May 31, 2014 (unaudited)

Investment Income:
Interest	$47,609,762
Dividends	3,191,702
Miscellaneous	10,985
Total Investment Income	50,812,449

Expenses:
Investment management	4,185,912
Auction agent and commissions	254,108
Custodian and accounting agent	230,807
Shareholder communications	66,435
Audit and tax services	58,533
Trustees	41,328
Insurance	23,587
New York Stock Exchange listing	22,467
Legal	20,977
Transfer agent	11,970
Interest	11,114
Miscellaneous	8,715
Total Expenses	4,935,953

Net Investment Income	45,876,496

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(6,206,433)
Swaps	24,746,169
Foreign currency transactions	(2,418,473)
Net change in unrealized appreciation/depreciation of:
Investments	61,296,142
Swaps	(4,101,010)
Foreign currency transactions	1,389,452
Net realized and change in unrealized gain	74,705,847
Net Increase in Net Assets Resulting from Investment Operations	120,582,343
Dividends and Distributions on Preferred Shares	(181,666)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$120,400,677

See accompanying Notes to Financial Statements | May 31, 2014 | Semi-Annual Report 25

Statement of Changes in Net Assets Applicable to Common Shareholders

PIMCO Corporate & Income Opportunity Fund

	Six Months ended May 31, 2014 (unaudited)	Year ended November 30, 2013
Investment Operations:
Net investment income	$45,876,496	$98,200,693
Net realized gain	16,121,263	129,672,222
Net change in unrealized appreciation/depreciation	58,584,584	(116,840,891)
Net increase in net assets resulting from investment operations	120,582,343	111,032,024

Dividends and Distributions on Preferred Shares from:
Net investment income	(24,496)	(290,306)
Net realized gains	(157,170)	(191,893)
Total dividends and distributions on Preferred Shares	(181,666)	(482,199)
Net increase in net assets applicable to common shareholders resulting from investment operations	120,400,677	110,549,825

Dividends and Distributions to Common Shareholders from:
Net investment income	(54,376,489)	(124,977,997)
Net realized gains	(127,359,499)	(52,474,619)
Total dividends and distributions to common shareholders	(181,735,988)	(177,452,616)

Common Share Transactions:
Reinvestment of dividends and distributions	14,694,416	11,592,195
Total decrease in net assets applicable to common shareholders	(46,640,895)	(55,310,596)

Net Assets Applicable to Common Shareholders:
Beginning of period	1,149,779,426	1,205,090,022
End of period*	$1,103,138,531	$1,149,779,426
*Including dividends in excess of net investment income of:	$(25,650,127)	$(17,125,638)

Common Shares Issued in Reinvestment of Dividends and Distributions	845,753	615,356

26 Semi-Annual Report | May 31, 2014 | See accompanying Notes to Financial Statements

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

May 31, 2014 (unaudited)

1. Organization and Significant Accounting Policies

PIMCO Corporate & Income Opportunity Fund (the “Fund”) were organized as a Massachusetts business trust on September 13, 2002. Prior to commencing operations on December 27, 2002, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder. Allianz Global Investors Fund Management LLC (“AGIFM” or the “Investment Manager”) and Pacific Investment Management Company LLC (“PIMCO” or the “Sub-Adviser”) serve as the Fund’s investment manager and sub-adviser, respectively, and are both indirect, wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has authorized an unlimited amount of common shares with $0.00001 par value.

The Fund’s investment objective is to seek maximum total return through a combination of current income and capital appreciation by investing at least 80% of its total assets in a combination of corporate debt obligations of varying maturities, other corporate income-producing securities, and income-producing securities of non-corporate issuers such as U.S. Government securities, municipal securities and mortgage-backed and other asset-backed securities issued on a public or private basis. There can be no assurance that the Fund will meet its stated objective.

The preparation of the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with

May 31, 2014 | Semi-Annual Report 27

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

May 31, 2014 (unaudited)

1. Organization and Significant Accounting Policies (continued)

similar characteristics. Centrally cleared swaps are valued at the price determined by the relevant exchange.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Investment Manager and Sub-Adviser. The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premium or discount based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Fund’s financial statements. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

▪                       Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

▪                       Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment

28 Semi-Annual Report | May 31, 2014

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

May 31, 2014 (unaudited)

1. Organization and Significant Accounting Policies (continued)

speeds, loss severities, credit risks and default rates or other market corroborated inputs

▪        Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Fund to measure fair value during the six months ended May 31, 2014 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock) – Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations – U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities – Government sponsored enterprise and mortgage-backed

May 31, 2014 | Semi-Annual Report 29

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

May 31, 2014 (unaudited)

1. Organization and Significant Accounting Policies (continued)

securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds – Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations – Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts – Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include

30 Semi-Annual Report | May 31, 2014

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

May 31, 2014 (unaudited)

1. Organization and Significant Accounting Policies (continued)

broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps – OTC credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. Centrally cleared credit default swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps – OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Dividend income is recorded on the ex-dividend date. Consent fees relating to corporate actions are recorded as miscellaneous income upon receipt. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations.

(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S.

May 31, 2014 | Semi-Annual Report 31

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

May 31, 2014 (unaudited)

1. Organization and Significant Accounting Policies (continued)

GAAP, the Investment Manager has reviewed the Fund’s tax positions for all open tax years. As of May 31, 2014, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Fund’s federal income tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions – Common Shares

The Fund declares dividends from net investment income to common shareholders monthly. Distributions of net realized capital gains, if any, are paid at least annually. The Fund records dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital. The Fund may engage in investment strategies, including the use of derivatives, to, among other things, generate current, distributable income without regard to possible declines in the Fund’s net asset value. The Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains for distributions even in situations when the Fund has experienced a decline in net assets, including losses due to adverse changes in securities markets or the Fund’s portfolio of investments, including derivatives.

(f) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Fund’s Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

32 Semi-Annual Report | May 31, 2014

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

May 31, 2014 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(g) Repurchase Agreements

The Fund is a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The Fund enters into transactions, under the terms of the Master Repo Agreements, with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Fund until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(h) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. To the extent the Fund does not cover its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), the Fund’s uncovered obligations under the agreements will be subject to the Fund’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreements may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(i) Mortgage-Related and Other Asset-Backed Securities

Investments in mortgage-related or other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial

May 31, 2014 | Semi-Annual Report 33

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

May 31, 2014 (unaudited)

1. Organization and Significant Accounting Policies (continued)

mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. The decline in liquidity and prices of these types of securities may make it more difficult to determine fair market value. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBSs will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

(j) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(k) Restricted Securities

The Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these

34 Semi-Annual Report | May 31, 2014

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

May 31, 2014 (unaudited)

1. Organization and Significant Accounting Policies (continued)

securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(l) Interest Expense

Interest expense primarily relates to the Fund’s participation in reverse repurchase agreement transactions. Interest expense is recorded as it is incurred.

2. Principal Risks

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. The Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an

May 31, 2014 | Semi-Annual Report 35

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

May 31, 2014 (unaudited)

2. Principal Risks (continued)

investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

The Fund is exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Fund directly invests in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

The Fund is subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect

36 Semi-Annual Report | May 31, 2014

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

May 31, 2014 (unaudited)

2. Principal Risks (continued)

a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Adviser seeks to minimize the Fund’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Fund is exposed to risks associated with leverage. Leverage may cause the value of the Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Fund may engage in transactions or purchase instruments that give rise to forms of leverage. Obligations to settle reverse repurchase agreements may be detrimental to the Fund’s performance. In addition, to the extent the Fund employs leverage, dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Fund’s investment returns, resulting in greater losses.

The Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Fund.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Fund’s overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can

May 31, 2014 | Semi-Annual Report 37

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

May 31, 2014 (unaudited)

2. Principal Risks (continued)

change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Fund had security transactions outstanding with Lehman Brothers entities as the counterparty at the time the relevant Lehman Brothers entity filed for bankruptcy protection or was placed in administration. The security transactions associated with Lehman Brothers, Inc. (“SLH”) as counterparty were written down to their estimated recoverable values. Adjustments to anticipated losses for security transactions associated with SLH have been incorporated as net realized gain (loss) on the Fund’s Statement of Operations. The remaining balances due from SLH are included in receivable from broker on the Fund’s Statement of Assets and Liabilities. The estimated recoverable value of receivables is determined by an independent broker quote.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Fund at times uses derivatives for hedging purposes, the Fund reflects derivatives at fair value and recognizes changes in fair value through the Fund’s Statement of Operations, and such derivatives do not qualify for hedge accounting treatment.

(a) Swap Agreements

Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market or event-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Fund may enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to, among other things, manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

OTC swap payments received or made at the beginning of the measurement period, if any, are reflected as such on the Fund’s Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Fund’s Statement of Operations. Net periodic

38 Semi-Annual Report | May 31, 2014

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

May 31, 2014 (unaudited)

3. Financial Derivative Instruments (continued)

payments received or paid by the Fund are included as part of realized gains or losses on the Fund’s Statement of Operations. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Fund’s Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable, as applicable, for variation margin on centrally cleared swaps on the Fund’s Statement of Assets and Liabilities.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Fund’s Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements – Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As the seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its investment portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids,

May 31, 2014 | Semi-Annual Report 39

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

May 31, 2014 (unaudited)

3. Financial Derivative Instruments (continued)

together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund uses credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. Unlike credit default swaps on corporate or sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount of the swap agreement will be adjusted by corresponding amounts. The Fund uses credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Fund

40 Semi-Annual Report | May 31, 2014

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

May 31, 2014 (unaudited)

3. Financial Derivative Instruments (continued)

bears exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund uses credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments, serve as an indicator of the current status of the payment/performance risk, and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of May 31, 2014 for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements – Interest rate swap agreements involve the exchange by the Fund with a counterparty of its respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under

May 31, 2014 | Semi-Annual Report 41

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

May 31, 2014 (unaudited)

3. Financial Derivative Instruments (continued)

which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

(b) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Fund enters into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Fund also enters into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Fund’s Statement of Assets and Liabilities.

4. Investment Manager/Sub-Adviser

The Fund has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.60% of the Fund’s average daily net assets, inclusive of net assets attributable to any Preferred Shares that were outstanding.

The Investment Manager has retained the Sub-Adviser to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager, not the Fund, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

5. Investments in Securities

For the six months ended May 31, 2014, purchases and sales of investments, other than short-term securities and U.S. government obligations, were $172,368,488 and $211,793,339, respectively. Purchases and sales in U.S. government obligations were $70,247,790 and $28,237,674, respectively.

6. Income Tax Information

The cost basis of $1,329,625,253 was substantially the same for both federal income

42 Semi-Annual Report | May 31, 2014

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

May 31, 2014 (unaudited)

6. Income Tax Information (continued)

tax and book purposes. Gross unrealized appreciation is $102,685,495; gross unrealized depreciation is $4,255,266; and net unrealized appreciation is $98,430,229. The difference between book and tax cost basis is primarily attributable to differing treatment of bond amortization/accretion.

7. Auction-Rate Preferred Shares

The Fund has issued 2,600 shares of Preferred Shares Series M, 2,600 shares of Preferred Shares Series T, 2,600 shares of Preferred Shares Series W, 2,600 shares of Preferred Shares Series TH and 2,600 shares of Preferred Shares Series F outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate that is typically re-set every seven days. Distributions of net realized capital gains, if any, are paid annually.

For the six months ended May 31, 2014, the annualized dividend rates ranged from:

	High	Low	At May 31, 2014
Series M	0.140%	0.060%	0.140%
Series T	0.180%	0.080%	0.140%
Series W	0.240%	0.060%	0.120%
Series TH	0.160%	0.080%	0.120%
Series F	0.200%	0.080%	0.120%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation preference plus any accumulated, unpaid dividends.

Preferred shareholders, who are entitled to one vote per share, generally vote together with the common shareholders but vote separately as a class to elect two Trustees and on certain matters adversely affecting the rights of the Preferred Shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Fund have been directly impacted by lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Fund have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate,” the 7-day “AA” Financial Composite Commercial Paper Rate multiplied by a minimum of 150%, depending on the credit rating of the ARPS (which is a function of short-term interest rates). As of May 31, 2014, the

May 31, 2014 | Semi-Annual Report 43

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

May 31, 2014 (unaudited)

7. Auction-Rate Preferred Shares (continued)

current multiplier for calculating the maximum rate is 200%. If the Fund’s ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Fund’s common shareholders could be adversely affected.

8. Subsequent Events

In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On June 2, 2014, a dividend of $0.13 per share was declared to common shareholders payable July 1, 2014 to shareholders of record on June 12, 2014.

On July 1, 2014, a dividend of $0.13 per share was declared to common shareholders payable August 1, 2014 to shareholders of record on July 11, 2014.

At a special meeting of shareholders held on July 10, 2014 (following an earlier adjournment), the Fund’s shareholders approved a new investment management agreement (the “Agreement”) between the Fund and PIMCO, pursuant to which PIMCO will replace AGIFM as the investment manager to the Fund. Under the Agreement, PIMCO will continue to provide the day-to-day portfolio management services it currently provides to the Fund as its sub-adviser and will also assume responsibility for the supervisory and administrative services currently provided by AGIFM to the Fund as its investment manager. The same investment professionals that are currently responsible for managing the Fund’s portfolio will continue to do so following the proposed transition, and PIMCO personnel will replace AGIFM personnel as Fund officers and in other roles to provide and oversee the administrative, accounting/financial reporting, compliance, legal, marketing, transfer agency, shareholder servicing and other services required for the daily operations of the Fund. The Agreement will become effective at a date and time mutually agreeable to the Fund, PIMCO and AGIFM (the “Transition Date”) in order to effect an efficient transition for the Fund and its shareholders. The Transition Date will be announced at a later date.

Although the management fee rate to be paid to PIMCO by the Fund under the Agreement is higher than the management fee rate imposed under the corresponding current agreement, the unified fee arrangement under the Agreement covers the Fund’s portfolio management and administrative services covered under the current agreement and also requires PIMCO, at its expense, to procure most other supervisory and administrative services required by the Fund that are currently paid for or incurred by the Fund directly outside of the current agreements.

There were no other subsequent events identified that require recognition or disclosure.

44 Semi-Annual Report | May 31, 2014

Financial Highlights

PIMCO Corporate & Income Opportunity Fund

For a common share outstanding throughout each period:

	Six Months ended May 31, 2014		Year ended November 30,
	(unaudited)		2013	2012	2011	2010	2009
Net asset value, beginning of period	$16.62		$17.58	$14.22	$16.29	$13.63	$8.54
Investment Operations:
Net investment income	0.66		1.43	1.68	1.88	1.80	1.64
Net realized and change in unrealized gain (loss)	1.10		0.19	3.87	(1.87)	2.83	4.85
Total from investment operations	1.76		1.62	5.55	0.01	4.63	6.49
Dividends and Distributions on Preferred Shares from:
Net investment income	(–	)†	(– )†	(0.01)	(0.01)	(0.01)	(0.02)
Net realized gains	(–	)†	(– )†	–	–	–	–
Total dividends and distributions on Preferred Shares	(–	)†	(– )†	(0.01)	(0.01)	(0.01)	(0.02)
Net increase in net assets applicable to common shareholders resulting from investment operations	1.76		1.62	5.54	0.00	4.62	6.47
Dividends and Distributions to Common Shareholders from:
Net investment income	(0.78)		(1.82)	(2.18)	(2.07)	(1.96)	(1.38)
Net realized gains	(1.84)		(0.76)	–	–	–	–
Total dividends and distributions to common shareholders	(2.62)		(2.58)	(2.18)	(2.07)	(1.96)	(1.38)
Net asset value, end of period	$15.76		$16.62	$17.58	$14.22	$16.29	$13.63
Market price, end of period	$18.91		$17.75	$20.37	$16.78	$17.30	$14.00
Total Investment Return (1)	23.16%		(0.15)%	36.86%	9.24%	40.36%	111.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, applicable to common shareholders, end of period (000s)	$1,103,139		$1,149,779	$1,205,090	$967,195	$1,098,920	$911,702
Ratio of expenses to average net assets, including interest expense (2)(3)	0.92	%(4)	0.91%	1.05%	1.09%	1.02%	1.32%
Ratio of expenses to average net assets, excluding interest expense (2)	0.92	%(4)	0.91%	0.93%	0.94%	0.93%	1.23%
Ratio of net investment income to average net assets (2)	8.57	%(4)	8.49%	10.63%	11.76%	11.98%	16.16%
Preferred shares asset coverage per share	$109,856		$113,443	$117,697	$99,399	$109,530	$95,129
Portfolio turnover rate	18%		118%	29%	53%	70%	80%

†	Less than $(0.005) per common share.
(1)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Interest expense primarily relates to participation in reverse repurchase agreement transactions.
(4)	Annualized.

See accompanying Notes to Financial Statements | May 31, 2014 | Semi-Annual Report 45

Annual Shareholder Meeting Results/Changes in Investment Policy/

Corporate Change/Proxy Voting Policies & Procedures (unaudited)

PIMCO Corporate & Income Opportunity Fund

Annual Shareholder Meeting Results:

The Fund held a meeting of shareholders on April 30, 2014. Shareholders voted as indicated below:

	Affirmative	Withheld Authority
Re-election of Bradford K. Gallagher – Class II to serve until the annual meeting for the 2016-2017 fiscal year	60,802,255	2,369,453
Re-election of James A. Jacobson* – Class II to serve until the annual Meeting for the 2016-2017 fiscal year	1,434	2,692

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Hans W. Kertess*, John C. Maney†, William B. Ogden, IV, and Alan Rappaport* continued to serve as Trustees of the Fund.

*  Preferred Shares Trustee

†  Interested Trustee

Changes in Investment Policy:

The Fund has adopted the following investment policy:

The Fund may hold up to 20% of its total assets in common stocks and other equity securities from time to time, including those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security.

The following risks are associated with the policy described above:

The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than bonds and other debt securities.

Corporate Change:

On March 14, 2014, Julian Sluyters became President and Chief Executive Officer.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at us.allianzgi.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

46 Semi-Annual Report | May 31, 2014

Matters Relating to the Trustees’ Consideration of the Investment

Management & Portfolio Management Agreements (unaudited)

PIMCO Corporate & Income Opportunity Fund

At a meeting of the Board of Trustees of the Fund (the “Board” or the “Trustees”) on December 10, 2013, the Board received a preliminary presentation from PIMCO regarding the proposed transition of the Fund’s investment management and administrative services from AGIFM to PIMCO and agreed that PIMCO should prepare materials regarding the proposed investment management agreement between PIMCO and the Fund (the “Proposed Agreement”) and related arrangements for formal consideration at the Board’s next regularly scheduled meeting. On February 4, 2014, the Board held a special in-person meeting with members of PIMCO’s senior management and other PIMCO personnel proposed to serve as officers of the Fund to discuss the proposed transition. On February 25, 2014, the non-interested Trustees (the “Independent Trustees”) met separately via conference call with their counsel to discuss materials provided by PIMCO regarding the Proposed Agreement and related arrangements, and representatives from PIMCO attended a portion of that meeting to respond to questions from the Independent Trustees and to field requests for supplemental information regarding the proposed arrangements. The Board then held an in-person meeting with management on March 10-11, 2014 to consider approval of the Proposed Agreement and related arrangements (the meetings of the Board discussed herein collectively referred to as the “Meetings”). Following careful consideration of the matter as described in more detail herein, the Board of the Fund, including all of the Independent Trustees, approved the Proposed Agreement for the Fund for an initial one-year term, subject to approval of the Proposed Agreement for the Fund by its shareholders. The information, material factors and conclusions that formed the basis for the Board’s approval for the Fund are described below. As noted, the Independent Trustees were assisted in their evaluation of the Proposed Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the Meetings.

In connection with their deliberations regarding the approval of the Proposed Agreement, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality and extent of the various investment management, administrative and other services to be provided to the Fund by PIMCO under the Proposed Agreement.

In connection with the Meetings, the Trustees received and relied upon materials provided by PIMCO (or AGIFM, as applicable) which included, among other items: (i) information provided by Lipper Inc. (“Lipper”), an independent third party, on the total return investment performance (based on net assets) of the Fund for various time periods, the investment performance of a group of funds with investment classifications/objectives comparable to those of the Fund identified by Lipper (the “Lipper performance universe”) and the performance of an applicable benchmark index, (ii) information provided by Lipper on the Fund’s management fees under the investment management agreement

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Management & Portfolio Management Agreements (unaudited) (continued)

PIMCO Corporate & Income Opportunity Fund

between the Fund and AGIFM (the “Current Agreement”) and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) information provided by PIMCO on the Fund’s proposed management fee rate and total expense ratio under the Proposed Agreement in comparison to data provided by Lipper on the management fees and total expense ratios of comparable funds identified by Lipper, (iv) information on the aggregate management fees and total expenses paid by the Fund under its Current Agreement during calendar year 2013 and the pro forma aggregate management fees and total expenses that would have been paid by the Fund under the Proposed Agreement during calendar year 2013, (v) information regarding the investment performance and fees for other funds managed by PIMCO with similar investment strategies to those of the Fund, (vi) the estimated profitability to AGIFM as investment manager to the Fund for the one-year period ended December 31, 2012, and to PIMCO as sub-adviser to the Fund for the one-year periods ended December 31, 2012 and 2013, (vii) estimates of what the profitability to PIMCO would have been under the Proposed Agreement for the one-year period ended December 31, 2013 and what the profitability to PIMCO under the Proposed Agreement is estimated to be for the calendar years ending December 31, 2014, 2015 and 2016, (viii) information provided by PIMCO on the Fund’s risk-adjusted return, total return and yield over various time periods, (ix) descriptions of various functions and services to be performed or procured by PIMCO for the Fund under the Proposed Agreement, such as portfolio management, compliance monitoring, portfolio trading, custody, transfer agency, dividend disbursement, recordkeeping, tax, legal, audit, valuation and other administrative and shareholder services and (x) information regarding the overall organization of PIMCO, including information regarding senior management, portfolio managers and other personnel who will provide investment management, administrative and other services to the Fund under the Proposed Agreement.

The Trustees’ conclusions as to the approval of the Proposed Agreement for the Fund were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

As part of their review, the Trustees examined PIMCO’s ability to provide high-quality investment management and other services to the Fund. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of PIMCO; the experience of key advisory personnel of PIMCO responsible for portfolio management of the Fund; the ability of PIMCO to attract and retain capable personnel; and the capability of the senior management and staff of PIMCO. In addition, the Trustees reviewed the quality of PIMCO’s services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect

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Management & Portfolio Management Agreements (unaudited) (continued)

PIMCO Corporate & Income Opportunity Fund

PIMCO’s ability to provide high-quality services to the Fund in the future under the Proposed Agreement, including PIMCO’s financial condition and operational stability. The Trustees took into account their familiarity and experience with PIMCO as the sub-adviser and portfolio manager for the Fund to date, and noted that the same investment professionals who are currently responsible for managing the Fund’s portfolio will continue to do so following the proposed transition. They further noted that the Fund will continue to have the same investment objective and policies following the proposed transition.

The Trustees also considered the nature of certain supervisory and administrative services that PIMCO would be responsible for providing to the Fund under the Proposed Agreement. The Trustees noted PIMCO’s belief that a number of operational and administrative efficiencies are expected to result from the arrangements under the Proposed Agreement. The Trustees considered PIMCO’s representation that it could offer the Fund an integrated set of high-quality investment management, administrative and distribution/aftermarket support services under a single platform, which PIMCO believes will allow for greater efficiencies and enhanced coordination among various investment management and administrative functions. The Trustees also took into account that the fund administration group at PIMCO, then comprised of approximately 140 professionals worldwide, provided administrative services for approximately $860 billion in assets under management globally (as of October 31, 2013), including over 150 PIMCO open-end funds and ETFs which, like the Fund, are U.S. registered investment companies, and that PIMCO has substantial prior experience in the administration of U.S. registered closed-end funds. The Trustees also considered PIMCO’s representation that the PIMCO fund administration group is well integrated with all critical functions related to the PIMCO funds business, including portfolio management, compliance, legal, accounting and tax, account management, marketing, shareholder communications/services and technology, and noted PIMCO’s belief that the Fund and its shareholders will benefit by having all such services provided “under one roof” by the highly experienced team at PIMCO. Moreover, the Trustees noted that the proposed PIMCO-only management structure for the Fund aligns with the “two pillar” approach adopted by Allianz SE with respect to other PIMCO and Allianz Global Investors products globally, and considered PIMCO’s view that the change will facilitate clearer branding and marketing of the Fund and will help to avoid potential confusion among intermediaries, analysts and investors as to whether the Fund is a PIMCO and/or Allianz Global Investors product. Based on the foregoing, the Trustees concluded that PIMCO’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objective and policies, and that PIMCO would be able to provide high-quality supervisory and administrative services to the Fund and meet any reasonably foreseeable obligations under the Proposed Agreement.

In assessing the reasonableness of the Fund’s proposed unified management fee rate under the Proposed Agreement, the Trustees

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considered, among other information, (i) the Fund’s current and proposed contractual management fee rate, (ii) the Fund’s total expense ratio under its Current Agreement and under the Proposed Agreement calculated on average net assets and on average managed assets, taking into account the effects of the Fund’s leverage outstanding for calendar year 2013, and (iii) the aggregate management fees and estimated total expenses paid by the Fund under its Current Agreement during calendar year 2013 and estimates of the pro forma aggregate management fees and total expenses that would have been paid by the Fund under the Proposed Agreement if it had been in place during calendar year 2013. In this regard, the Trustees noted that, although the proposed management fee rate to be paid to PIMCO by the Fund under the Proposed Agreement is higher than the management fee rate imposed under the Current Agreement, the proposed unified fee arrangement under the Proposed Agreement covers the Fund’s portfolio management and administrative services covered under the Current Agreement and also requires PIMCO, at its expense, to procure most other supervisory and administrative services required by the Fund that are currently paid for or incurred by the Fund directly outside of the Current Agreement (such fees and expenses, “Operating Expenses”).

In addition, the Trustees took into account PIMCO’s explanation that, in determining the proposed unified management fee rate to be paid to PIMCO by the Fund under the Proposed Agreement, PIMCO reviewed the Fund’s total expenses, including its current contractual management fee and other expenses currently borne by the Fund outside of the Current Agreement, and the Fund’s leverage outstanding during calendar year 2013, and proposed a management fee rate that PIMCO estimated would result in the Fund’s total expenses paid by common shareholders being lower under the Proposed Agreement than under the Current Agreement (based on calendar year 2013 expenses). The Trustees noted that PIMCO estimated that the proposed new arrangement would result in an overall savings to common shareholders of the Fund under ordinary circumstances. The Trustees further considered PIMCO’s explanation that, in developing the proposed unified fee structure for the Fund, PIMCO, after discussions with the Board, determined a 20% reduction to the Fund’s actual Operating Expenses for calendar year 2013, converted that amount to basis points and rounded to the next lowest half or whole basis point in arriving at a proposed unified fee rate for the Fund. The Board considered PIMCO’s statement that the proposed unified fee rate is designed to allow the Fund and its common shareholders to share up front in operational efficiencies PIMCO will attempt to realize with respect to the Fund’s Operating Expenses as a result of the proposed transition.

The Trustees also took into account other expected benefits to shareholders of the proposed unified fee structure under the Proposed Agreement. In this regard, the Trustees noted PIMCO’s view that the proposed new unified fee structure would be beneficial for common shareholders because it provides a management fee (including Operating Expenses) structure that is

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essentially fixed as a percentage of managed assets, making it more predictable under ordinary circumstances in comparison to the current fee and expense structure, under which the Fund’s Operating Expenses (including certain third-party fees and expenses) not covered by the Current Agreement can vary over time. The Trustees also considered that the proposed unified fee structure generally insulates the Fund and common shareholders from increases in applicable third-party and certain other expenses because PIMCO, rather than the Fund, would bear the risk of such increases (though the Trustees also noted that PIMCO would benefit from any reductions in such expenses).

The Trustees also considered the management fees charged by PIMCO to other funds with similar strategies to those of the Fund, including open-end funds advised by PIMCO. The Trustees noted that the management fee proposed to be paid by the Fund is generally higher than the fees paid by the open-end funds offered for comparison, but were advised by PIMCO that there are additional portfolio management challenges in managing closed-end funds such as the Fund, such as those associated with the use of leverage and attempting to meet a regular dividend. The Trustees were advised that PIMCO does not manage any institutional or separate accounts which have an investment strategy or return profile bearing any reasonable similarity to the Fund.

The Trustees also took into account that Fund has preferred shares outstanding, which increases the amount of management fees payable by the Fund under both the Current Agreement and the Proposed Agreement (because the Fund’s fees are calculated, and under the Proposed Agreement would continue to be calculated, based on the Fund’s net assets, including any assets attributable to preferred shares outstanding). The Trustees took into account that, under both the Current Agreement and the Proposed Agreement, PIMCO has a financial incentive for the Fund to have preferred shares outstanding, which may create a conflict of interest between PIMCO, on the one hand, and the Fund’s common shareholders, on the other. The Trustees further noted that this incentive will be greater under the Proposed Agreement in comparison to the Current Agreement because the contractual management fee rate under the Proposed Agreement is higher than under the Current Agreement, and the total fees paid to PIMCO under the Proposed Agreement will therefore vary more with increases and decreases in applicable leverage incurred by the Fund than under the Current Agreement. In this regard, the Trustees considered information provided by PIMCO and related presentations as to why the Fund’s use of leverage continues to be appropriate and in the best interests of the Fund under current market conditions. The Trustees also considered PIMCO’s representation that it will use leverage for the Fund solely as it determines to be in the best interests of the Fund from an investment perspective and without regard to the level of compensation PIMCO receives.

The Trustees reviewed, among other information, comparative information showing the proposed unified fee rate of the Fund under the Proposed Agreement,

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calculated both on average net assets and on average managed assets, against its Lipper expense group and the Fund’s estimated total expense ratio (excluding interest expense) calculated on average net assets and average managed assets under the Proposed Agreement against its Lipper expense group. It was noted that the total expense ratio comparisons reflect the effect of expense waivers/reimbursements (although none were proposed for the Fund). The Trustees noted that only leveraged closed-end funds were considered for inclusion in the Lipper expense groups presented for comparison with the Fund.

The Trustees noted that the proposed unified fee rate for the Fund was above the median management fee of the other funds in its expense group provided by Lipper, considered both calculated on average net assets and on average managed assets. However, in this regard, the Trustees took into account that the Fund’s proposed unified management fee rate covers substantially all of the Fund’s Operating Expenses and therefore would tend to be higher than the management fee rates of other funds in the expense groups provided by Lipper, which generally do not have a unified fee structure and bear Operating Expenses separately in addition to the management fee. The Trustees determined that a review of each Fund’s total expense ratio with the total expense ratios of peer funds would generally provide more meaningful comparisons than considering contractual management fee rates in isolation.

The Trustees also reviewed, among other information, comparative information showing the total return performance of common shares of the Fund (based on net asset value) against its Lipper performance universe for the one-year, three-year, five-year and ten-year periods ended December 31, 2013. The following summarizes comparative performance and fee and expense information considered for the Fund. The comparative performance information was prepared and provided by Lipper and was not independently verified by the Trustees. Due to the passage of time, these performance results may differ from the performance results for more recent periods.

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Trustees noted that the Fund had first quintile performance for the one-year, three-year, five-year and ten-year periods ended December 31, 2013.

In addition to their review of Fund performance based on net asset value, the Trustees also considered the market value performance of the Fund’s common shares and related share price premium and/or discount information based on the materials provided by Lipper and PIMCO.

The comparative expense information reviewed by the Trustees was based on information provided by PIMCO with respect to the Fund and information provided by Lipper with respect to the other funds in the expense group. The total expense ratio information for the Fund discussed below was estimated by PIMCO assuming that the Proposed Agreement had been in effect for the 2013 calendar year, taking into account the effects of the Fund’s leverage outstanding for calendar year 2013. The fee and expense

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PIMCO Corporate & Income Opportunity Fund

information was prepared and provided by Lipper or PIMCO (as noted) and was not independently verified by the Trustees.

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of ten closed-end funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $243.8 million to $1.956 billion, and that two of the funds in the group were larger in asset size than the Fund. With respect to the Fund’s estimated total expense ratio (excluding interest expense) calculated on average net assets, the Trustees noted that the Fund’s estimated total expense ratio was below the median total expense ratio of the group of funds presented for comparison.

The Trustees also considered profitability analyses provided by PIMCO, which included the estimated profitability to AGIFM as investment manager to the Fund for the one-year period ended December 31, 2012 (such estimate having been prepared by AGIFM); estimated profitability to PIMCO as sub-adviser to the Fund for the one-year periods ended December 31, 2012 and 2013; pro forma estimated profitability to PIMCO for the one-year period ended December 31, 2013 assuming the Proposed Agreement had been in effect; and pro forma estimated profitability to PIMCO under the Proposed Agreement for the calendar years ending December 31, 2014, 2015 and 2016. PIMCO provided profitability estimates under the Proposed Agreement reflecting a range of assumptions as to the allocation of internal expenses to its management of the Fund versus other types of products and services, and also estimated profitability both reflecting and not reflecting ongoing shareholder servicing and support payments PIMCO has made or will make to third parties with respect to the Fund. Based on the profitability analyses provided by PIMCO, the Trustees determined, taking into account the various assumptions made, that such profitability did not appear to be excessive.

The Trustees also took into account that, as a closed-end fund, the Fund does not currently intend to raise additional assets, so the assets of the Fund will grow (if at all) principally through the investment performance of the Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rate payable by the Fund under the Proposed Agreement, although they did take into account that the proposed unified fee rate reflects estimated reductions in Operating Expenses designed to allow the Fund to share up front in operational efficiencies PIMCO will attempt to realize as a result of the proposed transition.

Additionally, the Trustees considered so-called “fall-out benefits” to PIMCO, such as reputational value derived from serving as investment manager to the Fund and research, statistical and quotation services PIMCO may receive from broker-dealers executing the Fund’s portfolio transactions on an agency basis.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Proposed Agreement and based upon the information provided and related representations made by PIMCO, that they were satisfied with PIMCO’s responses and

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efforts relating to the investment management and performance of the Fund. They also concluded that they were satisfied with PIMCO’s information and responses as to its resources and capabilities to serve as investment manager and administrator of the Fund under the Proposed Agreement following the transition. The Trustees also concluded that the fees payable by the Fund under the Proposed Agreement represent reasonable compensation in light of the nature, extent and quality of services to be provided or procured by PIMCO under the Proposed Agreement. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the approval of the Proposed Agreement was in the interests of the Fund and its shareholders, and determined to recommend the same for approval by shareholders.

Consideration of the Continuation of the Current Investment Management and Portfolio Management Agreements

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees and a majority of the Independent Trustees, voting separately, approve the Fund’s Management Agreement with the Investment Manager (the “Advisory Agreement”) and Portfolio Management Agreement between the Investment Manager and the Sub-Adviser (the “Sub-Advisory Agreement,” and, together with the Advisory Agreement, the “Current Agreements”). As discussed under “Consideration of the Proposed Investment Management Agreement” above, the Trustees approved the Proposed Agreement between the Fund and PIMCO on March 10-11, 2014, which, as it was subsequently approved by shareholders of the Fund, will become effective for the Fund at a date and time mutually agreeable to the Fund, PIMCO and AGIFM in order to effect an efficient transition for the Fund and its shareholders. When the Proposed Agreement takes effect, PIMCO will replace AGIFM as the investment manager of the Fund and PIMCO will no longer serve as the Fund’s sub-adviser, and the Current Agreements will terminate. However, the current terms of the Current Agreements terminate before the Proposed Agreement is expected to take effect, and, therefore, the Trustees were also asked to approve the continuance of the Current Agreements for an additional term (which will expire upon the effectiveness of the Proposed Agreement). Accordingly, the Trustees met in person on June 23-24, 2014 (the “contract review meeting”) for the specific purpose of considering whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement. The Independent Trustees were assisted in their evaluation of the Current Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meetings.

In connection with their deliberations regarding the continuation of the Current Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered

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the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreement.

In connection with their contract review meeting, the Trustees relied upon materials provided by the Investment Manager and the Sub-Adviser for the contract review meeting or for prior meetings which included, among other items: (i) information provided by Lipper Inc. (“Lipper”), an independent third party, on the total return investment performance (based on net assets) of the Fund for various time periods, the investment performance of a group of funds with investment classifications/objectives comparable to those of the Fund identified by Lipper (the “Lipper performance universe”) and the performance of an applicable benchmark index, (ii) information provided by Lipper on the Fund’s management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) information regarding the investment performance and fees for other funds managed by the Sub-Adviser with similar investment strategies to those of the Fund, (iv) the estimated profitability to the Investment Manager from its relationship with the Fund for the one-year period ended December 31, 2013, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund.

The Trustees’ conclusions as to the continuation of the Current Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

In addition, it was noted that the Trustees considered matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high-quality investment management and other services to the Fund. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Fund; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; and the capability of the senior management and staff of the Investment Manager and the Sub-Adviser. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with

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the investment policies of the Fund; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Fund; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high-quality services to the Fund in the future under the Current Agreements, including each organization’s respective financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objective and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Current Agreements.

In assessing the reasonableness of the Fund’s fees under the Current Agreements, the Trustees considered, among other information, the Fund’s management fee and its total expense ratio as a percentage of average net assets attributable to common shares and as a percentage of total managed assets (including assets attributable to common shares and leverage outstanding combined), and the management fee and total expense ratios of a peer expense group of funds based on information provided by Lipper. The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and were not independently verified by the Trustees.

The Trustees specifically took note of how the Fund compared to its Lipper peers as to performance, management fee expense and total net expenses. The Trustees noted that while the Fund is not currently charged a separate administration fee (recognizing that its management fee includes a component for administrative services), it was not clear in all cases whether the peer funds in the Lipper category were separately charged such a fee by their investment managers, so that the total expense ratio (rather than any individual expense component) represented the most relevant comparison. It was noted that the total expense ratio comparisons reflect the effect of expense waivers/reimbursements (although none exist for the Fund).

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of eleven closed-end funds, including the Fund. The Trustees noted that only leveraged closed-end funds were considered for inclusion in the group. The Trustees also noted that average net assets of the common shares of the ten funds in the expense group ranged from $243.8 million to $1.956 billion, and that two of the funds are larger in asset size than the Fund. The Trustees noted that the Fund’s management fee was below the median management fee of the other funds in its expense group provided by Lipper calculated on common share assets and was at the median management fee of other funds in its expense group calculated on common share and leveraged assets combined. With respect to the Fund’s total expense ratio (excluding interest expense) calculated on average net assets, the Trustees noted that the Fund’s estimated total expense ratio was below the median total expense ratio of the group of funds presented for comparison.

Fund-specific performance results for the one-year, three-year, five-year and ten-year periods ended December 31, 2013 reviewed by the

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Trustees are discussed under “Consideration of the Proposed Investment Management Agreement” above.

In addition to their review of Fund performance based on net asset value, the Trustees also considered the market value performance of the Fund’s common shares and related share price premium and/or discount information based on the materials provided by Lipper and management.

The Trustees also considered the management fees charged by PIMCO to other funds with similar strategies to those of the Fund, including open-end funds advised by PIMCO. The Trustees noted that the management fee paid by the Fund is generally higher than the fees paid by the open-end funds offered for comparison, but were advised by PIMCO that there are additional portfolio management challenges in managing closed-end funds such as the Fund, such as those associated with the use of leverage and attempting to meet a regular dividend. The Trustees were advised that PIMCO does not manage any institutional or separate accounts which have an investment strategy or return profile bearing any reasonable similarity to the Fund.

The Trustees also took into account that the Fund has preferred shares outstanding, which increases the amount of management fees payable by the Fund under the Current Agreements (because the Fund’s fees are calculated based on the Fund’s net assets, including any assets attributable to preferred shares outstanding). The Trustees took into account that the Investment Manager and the Sub-Adviser have a financial incentive for the Fund to have preferred shares outstanding, which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on the one hand, and the Fund’s common shareholders, on the other. In this regard, the Trustees considered information provided by the Investment Manager and the Sub-Adviser and related presentations as to why the Fund’s use of leverage continues to be appropriate and in the best interests of the Fund under current market conditions. The Trustees also considered PIMCO’s representation that it will use leverage for the Fund solely as it determines to be in the best interests of the Fund from an investment perspective and without regard to the level of compensation the Investment Manager or the Sub-Adviser receive.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the estimated profitability to the Investment Manager from its relationship with the Fund and determined that such profitability did not appear to be excessive.

The Trustees also took into account that, as a closed-end investment company, the Fund does not currently intend to raise additional assets, so the assets of the Fund will grow (if at all) principally through the investment performance of the Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Current Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Fund and research, statistical and quotation services the Investment Manager and Sub-Adviser may

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receive from broker-dealers executing the Fund’s portfolio transactions on an agency basis.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Current Agreements and based on the information provided and related representations made by management, that they were satisfied with the Investment Manager’s and the Sub-Adviser’s responses and efforts relating to the investment performance of the Fund. The Trustees also concluded that the fees payable under each Current Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by the Investment Manager or Sub-Adviser, as the case may be. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Current Agreements was in the interests of the Fund and its shareholders, and should be approved.

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Trustees	Investment Manager
Hans W. Kertess	Allianz Global Investors Fund Management LLC
Chairman of the Board of Trustees	1633 Broadway
Deborah A. DeCotis	New York, NY 10019
Bradford K. Gallagher
James A. Jacobson	Sub-Adviser
John C. Maney	Pacific Investment Management Company LLC
William B. Ogden, IV	650 Newport Center Drive
Alan Rappaport	Newport Beach, CA 92660

Fund Officers	Custodian & Accounting Agent
Julian Sluyters	State Street Bank & Trust Co.
President & Chief Executive Officer	801 Pennsylvania Avenue
Lawrence G. Altadonna	Kansas City, MO 64105-1307
Treasurer, Principal Financial & Accounting Officer
Thomas J. Fuccillo	Transfer Agent, Dividend Paying Agent
Vice President, Secretary & Chief Legal Officer	and Registrar
Scott Whisten	American Stock Transfer & Trust Company, LLC
Assistant Treasurer	6201 15th Avenue
Richard J. Cochran	Brooklyn, NY 11219
Assistant Treasurer
Orhan Dzemaili	Independent Registered Public Accounting Firm
Assistant Treasurer	PricewaterhouseCoopers LLP
Thomas L. Harter	300 Madison Avenue
Chief Compliance Officer	New York, NY 10017
Lagan Srivastava
Assistant Secretary	Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Corporate & Income Opportunity Fund, and for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by an independent registered public accounting firm, who did not express an opinion herein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase their common shares in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at us.allianzgi.com/closedendfunds.

Information on the Fund is available at us.allianzgi.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 254-5197.

us.allianzgi.com

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

AGI-2014-06-04-9844

©2014 Allianz Global Investors Distributors U.S. LLC	AZ610SA_053114

ITEM 2. CODE OF ETHICS

Not required in this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

Not required in this filing.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required in this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing.

ITEM 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Companies

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Not required in this filing.

(a) (2) Exhibit 99.302 — Cert. — Certification pursuant to section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PIMCO Corporate & Income Opportunity Fund

By	/s/ Julian Sluyters
Julian Sluyters, President & Chief Executive Officer

Date: July 30, 2014

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: July 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Julian Sluyters
Julian Sluyters, President & Chief Executive Officer

Date: July 30, 2014

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: July 30, 2014